UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 2, 2025

Date of Report (Date of earliest event reported)

Rising Dragon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42368	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China	030024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 18817777987

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	RDACU	The Nasdaq Stock Market LLC
Ordinary Shares	RDAC	The Nasdaq Stock Market LLC
Rights	RDACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2025, Rising Dragon Acquisition Corp. (the “Company”) received the resignation of Robert Wilson Garner, an independent director of the board of directors (the “Board”) and a member of the audit committee, nominating committee, and compensation committee of the Company, as well as the chairman of the compensation committee, from the Board and all committees, effective March 2, 2025. Mr. Garner’s resignation was due to personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On the same date, Mr. Yucan Zhang was appointed as an independent director and a member of the audit committee, nominating committee, and compensation committee of the Company, as well as the chairman of the compensation committee.

Yucan Zhang, age 30, is a Project Management Professional (PMP) - certified Project Manager with a full-stack development background and over seven years of experience. Since July 2022, Mr. Zhang has worked as a Front-End Lead & Project Manager at Enchant Christmas. From March 2021 to April 2022, he worked as a full-stack engineering and project manager at Yuerquan Tea. From July 2018 to January 2021, he worked as a full-stack engineering and project manager at Meili Finance. Mr. Zhang received a bachelor’s degree in Mechanical Engineering from Memorial University of Newfoundland, St. John’s, Newfoundland and Labrador in 2017.

No family relationships exist between Mr. Zhang and any of the Company’s directors or other executive officers. There is no arrangement or understanding between Mr. Zhang and any other persons pursuant to which he was selected as a director, and there are no related party transactions involving Mr. Zhang that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2025

RISING DRAGON ACQUISITION CORP.

By:	/s/ Lulu Xing
Name:	Lulu Xing
Title:	Chief Executive Officer

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